UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 12, 2017
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Pursuant to 17 CFR Part 243 (“Regulation FD”), the Company is submitting information relating to its financial and operational outlook in an Investor Update as attached in Exhibit 99.2. The Company is also submitting specific financial and operating results from 2016 on a combined comparative basis as the sum of the historical consolidated results of the Company and of Virgin America, Inc. for the periods prior to the acquisition date of December 14, 2016. This information is being furnished in an Investor Updated as attached in Exhibit 99.3.

In accordance with General Instruction B.2 of Form 8-K, the information under this item and Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01.  Other Events

On April 12, 2017, Alaska Air Group, Inc. issued a press release announcing its March 2017 operational results.  The press release is furnished herein as Exhibit 99.1.

ITEM 9.01 Financial Statements and Other Exhibits

Exhibit 99.1    March 2017 Traffic Press Release dated April 12, 2017
Exhibit 99.2    Investor Update dated April 12, 2017
Exhibit 99.3     Investor Update dated April 12, 2017: 2016 Combined Comparative Data

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: April 12, 2017

/s/ Brandon S. Pedersen
Brandon S. Pedersen
Executive Vice President/Finance and Chief Financial Officer